Exhibit 99.1

FOR IMMEDIATE RELEASE

Portman Ridge Finance Corporation Announces Completion of

its Previously Announced 1-for-10 Reverse Stock Split

NEW YORK, August 26, 2021 – Portman Ridge Finance Corporation (Nasdaq: PTMN) (the “Company”, “Portman Ridge”, or “PTMN”) reported that its previously announced 1-for-10 reverse stock split became effective today, Thursday, August 26, 2021, and its common stock will begin trading on a split-adjusted basis on the Nasdaq Stock Market at market open. As a result of the reverse stock split, the number of issued and outstanding shares of the Company’s common stock will be reduced on a 10:1 basis, such that each shareholder will receive one share for every ten shares owned. Trading in the common stock will continue on the Nasdaq Stock Market under the symbol “PTMN” under a new CUSIP number 73688F201.

The reverse stock split was approved by Portman Ridge’s shareholders at its annual stockholders’ meeting held on June 7, 2021, and on August 4, 2021, a reverse stock split ratio of 1-for-10 shares was approved by the Company’s Board of Directors.

No fractional shares will be issued as a result of the reverse stock split. Instead, any stockholder who would have been entitled to receive a fractional share as a result of the reverse stock split will receive cash payments in lieu of such fractional shares. The reverse stock split affects all shareholders uniformly and will not alter any shareholder’s percentage interest in the Company’s outstanding common stock, except for adjustments that may result from the treatment of fractional shares.

In connection with the reverse stock split, the Company’s certificate of incorporation was amended to reduce the authorized number of shares of the Company’s common stock from 100 million shares to 20 million shares. Additional information regarding the reverse stock split can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2021.

About Portman Ridge Finance Corporation

Portman Ridge Finance Corporation (Nasdaq: PTMN) is a publicly traded, externally managed investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. Portman Ridge’s middle market investment business originates, structures, finances and manages a portfolio of term loans, mezzanine investments and selected equity securities in middle market companies. Portman Ridge’s investment activities are managed by its investment adviser, Sierra Crest Investment Management LLC, an affiliate of BC Partners Advisors, LP.

Portman Ridge’s filings with the Securities and Exchange Commission (the “SEC”), earnings releases, press releases and other financial, operational and governance information are available on the Company’s website at www.portmanridge.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The matters discussed in this press release, as well as in future oral and written statements by management of Portman Ridge Finance Corporation, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements.

Forward-looking statements relate to future events or our future financial performance and include, but are not limited to, projected financial performance, expected development of the business, plans and expectations about future investments and the future liquidity of the Company. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “outlook”, “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements.

Contacts:

Portman Ridge Finance Corporation

650 Madison Avenue, 23rd floor

New York, NY 10022

info@portmanridge.com

Jason Roos

jason.roos@bcpartners.com

(212) 891-5007

Jeehae Linford

The Equity Group Inc.

jlinford@equityny.com

(212) 836-9615

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